UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2010

BALDWIN & LYONS, INC.

(Exact name of registrant as specified in its charter)

Indiana                                             0-5534                                 35-0160330

(State or other jurisdiction of                                                         (Commission                                   (IRS Employer
incorporation or organization)                                                         File Number)                                Identification No.)

1099 North Meridian Street, Indianapolis, Indiana                                                                                                                    46204

(Address of principal executive offices)                                                                                                                 (Zip Code)

Registrant’s telephone number, including area code:                                                                                       (317) 636-9800

Not applicable

  (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
       2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
      4(c))

Item 8.01  Other Events

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 Other Events.

On December 10, 2010, Baldwin & Lyons, Inc. (“the Company”) issued a press release announcing certain officer changes effective December 10, 2010. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. It is incorporated by reference to Item 9.01 below as if fully set forth therein.

A copy of this press release is also posted on the Company’s website.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

99.1  Baldwin & Lyons, Inc. press release dated December 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

December 13, 2010                                                        By     /s/ Gary W. Miller

Gary W. Miller, Executive Chairman